SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549


                             FORM 8-K

                          CURRENT REPORT


                  Pursuant to Section 13 of the
                 Securities Exchange Act of 1934


        Date of Earliest Event Reported: January 19, 2000


                   NEW ENGLAND ELECTRIC SYSTEM

        (exact name of registrant as specified in charter)



Massachusetts             1-3446             04-1663060
(state or other          (Commission        (I.R.S. Employer
jurisdiction of           File No.)         Identification No.)
incorporation)

       25 Research Drive, Westborough, Massachusetts 01582

            (Address of principal executive offices)

                         (508) 389-2000

      (Registrant's telephone number, including area code)

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Item 5.  Other Events
---------------------

  On January 19, 2000 New England Electric System announced that it is examining strategic options for its wholly-owned subsidiary, AllEnergy Marketing Company, L.L.C., including the possible sale of the company. AllEnergy is engaged in retail sales of energy, including natural gas, fuel oil, propane, and electricity.


Item 7.  Financial Statements and Exhibits
------------------------------------------

   (c)    Exhibits

      99. Press Release of New England Electric System issued January 19, 2000.

                            SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                              NEW ENGLAND ELECTRIC SYSTEM

                              s/ John G. Cochrane

                              By
                                  John G. Cochrane,
                                  Vice President and Treasurer
                                  Authorized Officer, and
                                  Chief Accounting Officer

Date: January 21, 2000




The name "New England Electric System" means the trustee or trustees for the time being (as trustee or trustees but not personally) under an agreement and declaration of trust dated January 2, 1926, as amended, which is hereby referred to, and a copy of which as amended has been filed with the Secretary of The Commonwealth of Massachusetts. Any agreement, obligation or liability made, entered into or incurred by or on behalf of New England Electric System binds only its trust estate, and no shareholder, director, trustee, officer or agent thereof assumes or shall be held to any liability therefor.